UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey	08816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Company announced on March 7, 2005 that Clifford T. Bacsik, age 41, was appointed Vice President and Chief Accounting Officer of the Company.

     From April 2004 until he joined the Company, Mr. Bacsik was an independent consultant assisting public companies with implementation of the Sarbanes-Oxley Act of 2002, accounting for employee benefits and other financial reporting matters. From February 2001 through March 2004, Mr. Bacsik was employed by Agere Systems, a provider of integrated circuits, where he served as Director of Accounting until August 2003, and then Senior Manager – Audit until he left Agere in March 2004. From May 2000 through November 2000, Mr. Bacsik was Director of Controlling at Novartis AG, a pharmaceuticals company. Mr. Bacsik holds an M.B.A. from Fairleigh Dickinson University and a B.B.A. in accounting from the University of Notre Dame.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: March 11, 2005	By:	/s/ Philip K. Yachmetz
______________________________________
Philip K. Yachmetz Senior Vice President of Corporate Strategy & General Counsel